EXHIBIT NO. 10 (41)
TERMINATION ADDENDUM
attaching to and forming a part of
SURETY EXCESS OF LOSS REINSURANCE CONTRACT AS RESPECTS ONLY
SURETY BUSINESS FOR THE DICK CORPORATION
(originally effective: January 1, 2005)
(hereinafter referred to as “Contract”)

ISSUED TO:	WESTERN SURETY COMPANY UNIVERSAL SURETY OF AMERICA SURETY BONDING COMPANY OF AMERICA (hereinafter collectively referred to as “Company”)

ISSUED BY:	CONTINENTAL CASUALTY COMPANY (hereinafter referred to as “Reinsurer”)
     It is hereby mutually understood and agreed that, effective June 30, 2009, the captioned Contract, as previously amended by Addenda Nos. 1, 2, 3 and 4, shall be terminated. In light of such termination and pursuant to Article 4 — Commencement and Expiration, the Reinsurer exercises its option to cease acceptance of any additional Bonds under this Contract. The Company and the Reinsurer agree that there are no outstanding Bonds which shall result from bids already released by the Company as of this date of termination.
     All other terms and conditions of the captioned Contract shall remain unchanged.
IN WITNESS WHEREOF the parties acknowledge that no intermediary is involved in or brought about this transaction, and the parties hereto, by their authorized representatives, have executed this Termination Addendum to the Contract:
on this                                          day of                                          2009.
WESTERN SURETY COMPANY

By:

Printed Name:

Title:
Termination Addendum — Surety Excess of Loss (Dick Corporation)
Effective: June 30, 2009

and on this                                          day of                                          2009.
UNIVERSAL SURETY OF AMERICA

By:

Printed Name:

Title:

and on this                                          day of                                          2009.
SURETY BONDING COMPANY OF AMERICA

By:

Printed Name:

Title:

and on this                                          day of                                          2009.
CONTINENTAL CASUALTY COMPANY

By:

Printed Name:

Title:
Termination Addendum — Surety Excess of Loss (Dick Corporation)
Effective: June 30, 2009